ACQUISITION	6 Months Ended
Jun. 30, 2015
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
3.	ACQUISITION

On January 8, 2015, the Company, through a wholly-owned subsidiary, entered into an agreement and plan of merger (the “Merger”) for the acquisition of all of the outstanding stock of DioGenix, Inc. The Company acquired DioGenix for its pipeline of diagnostic tests focused on immune-mediated neurological diseases, such as multiple sclerosis (MS). Its lead product, MSPrecise, can significantly expand a physician's ability to diagnose patients that exhibit unclear neurological dysfunction.

The transaction closed on January 9, 2015 with DioGenix, Inc. surviving the Merger and becoming a wholly-owned subsidiary of the Company. Consideration paid included 662,526 shares of Company stock valued at $12.00 per share and $900 in cash for a total consideration of $8,850. In addition, the agreement provides for a contingent payment amount up to $2,000 in cash and common stock of the Company should the acquired company achieve certain milestones related to results of clinical testing and future revenue from products in development. The fair value of the contingent consideration was estimated by applying the income approach. That measure is based on significant inputs that are not observable in the market (Level 3 inputs). Key assumptions include the discount rate of 30.4% and probability-adjusted potential outcomes.

Following an acquisition, there is a period of not more than twelve months from the closing date of the acquisition to finalize the acquisition date fair values of assets acquired and liabilities assumed, including valuations of identifiable intangible assets and property and equipment. The determination of fair values of acquired intangible assets and property and equipment involves a variety of assumptions, including estimates associated with remaining useful lives.

The preliminary purchase price adjustments of the assets and liabilities acquired in the January 9, 2015 Merger is $8,867.

We incurred acquisition costs of $169 which were expensed.

The following unaudited supplemental pro forma information presents the financial results as if the Merger had occurred on January 1, 2014. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what would have occurred had the acquisition been made on January 1, 2014, nor is it indicative of any future results.

	Three months ended June 30, 2014	Six months ended June 30, 2014
Net Sales	$—	$—
Operating Expenses	4,381	6,610
Loss from operations	$(4,381)	$(6,610)
Total other expenses	(401)	(4,424)
Net Loss	$(4,782)	$(11,034)

Basic and diluted net loss per common share	$(0.98)	$(2.42)
Basic and diluted weighted average common shares outstanding	4,893,491	4,551,050

Condensed Consolidated Statement of Operations net loss for the second quarter of 2015 and year to date was $5,722 and $12,302 respectively, which included the results of DioGenix after the merger on January 9, 2015. The loss incurred during the first eight days of January 2015 is immaterial for comparison purposes.